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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   __________


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2002


                                   __________


                                NUCOR CORPORATION
             (Exact name of Registrant as specified in its charter)



           DELAWARE                      1-4119                 13-1860817
       (State or other           Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      2100 Rexford Road                                           28211
  Charlotte, North Carolina                                     (Zip code)
    (Address of principal
     executive offices)

     Registrant's telephone number, including area code: (704) 366-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure.

     On August 8, 2002, both the Principal Executive Officer, Daniel R. DiMicco, and Principal Financial Officer, Terry S. Lisenby, of Nucor Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NUCOR CORPORATION


                                            By: /s/ Terry S. Lisenby
                                                --------------------------------
                                            Name: Terry S. Lisenby
                                                  ------------------------------
                                            Its: Chief Financial Officer
                                                 -------------------------------

                                            Date: August 8, 2002

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                                INDEX TO EXHIBITS


Exhibit No.   Description

99.1          Statement Under Oath of Principal Executive Officer dated August
              8, 2002
99.2          Statement Under Oath of Principal Financial Officer dated August
              8, 2002

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